UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-9877

CALVERT SOCIAL INDEX SERIES, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2010

Item 1. Report to Stockholders.


Calvert Social Index Fund

Semi-Annual Report
March 31, 2010

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TABLE OF CONTENTS
1	President's Letter
4	SRI Update
7	Portfolio Management Discussion
11	Shareholder Expense Example
13	Statement of Net Assets
31	Statement of Operations
32	Statement of Changes in Net Assets
34	Notes to Financial Statements
40	Financial Highlights
44	Explanation of Financial Tables
46	Proxy Voting and Availability of Quarterly Portfolio Holdings
46	Basis for Board's Approval of Investment Advisory Contracts

Dear Shareholder:

Over the six-month reporting period, the global financial markets climbed higher amidst periods of volatility, as global stimulus policies took hold and economies worked to emerge from the worst recession in 50 years. By the end of 2009, corporate bonds had staged a remarkable nine-month rally, and stocks moved to 18-month highs in March 2010.

Early in 2010, the equity and fixed-income markets were buffeted by an array of concerns, including proposed U.S. financial regulations, trouble in China's economy, high levels of unemployment globally, and worries about the sovereign credit quality of Greece and other European countries. By the end of the reporting period, however, the markets had steadied and resumed their climb, reassured by the release of more positive economic data--particularly relating to the consumer sector.

Looking ahead, we see encouraging signs of economic recovery. However, we also anticipate that there will be a period of transition. Both the equity and fixed-income markets are likely to be challenged by interest-rate uncertainty, increased market volatility, and concerns about mounting government debt. In this environment, we believe that investment strategies that include sustainability criteria may be better positioned to provide long-term value.

Markets Move Higher

In a welcome reversal from the much more difficult time periods of 2008 and early 2009, U.S. stock indexes reported solid six-month gains across all styles, strategies, and capitalization ranges. The large-cap Russell 1000 Index and the Standard & Poor's 500 Index returned 12.11% and 11.75%, respectively. Small- and mid-cap indexes, as well as value and growth indexes, all posted healthy returns. On the international front, the MSCI EAFE Investable Market Index (IMI), a benchmark for international stocks, edged up 3.25%, and the MSCI Emerging Markets IMI was up 12.02%.

Following their robust rally of 2009, corporate bonds recorded more modest gains for the six-month reporting period, with the Barclays Capital U.S. Credit Index up 3.33%. Money market returns remained low, reflecting the Federal Reserve's continued target of 0% to 0.25% for the federal funds rate.

Sustainable and Responsible Investing

As the global economy slowly recovers and the Obama administration and Congress negotiate financial reform and implement the new health care law, priorities for sustainability initiatives worldwide have clearly shifted and realigned. On the environmental front, for instance, while last December's Copenhagen Summit didn't result in legally binding emissions targets, the major world economies did agree to carbon emissions limits.

In this complex environment, we believe it's more important than ever for sustainable investors to retain their focus on and commitment to initiatives that advance environmental, social, and corporate governance responsibilities. In the last six months since we reported to you, Calvert has made progress on several sustainable and responsible investment initiatives.

In March 2010, the United Nations Global Compact and the United Nations Development Fund for Women (UNIFEM) launched the Women's Empowerment Principles, extending the goals underlying the Calvert Women's Principles® to an international audience. The Women's Empowerment Principles set out guidelines for international business practices that establish high-level corporate support for gender equality, promote professional development for women, and measure and publicly report on companies' progress to achieve gender equality.

Board Diversity Front and Center

Calvert has been a rigorous advocate for minority and female representation on corporate boards of directors since the passage of the Sarbanes-Oxley Act of 2002. Last December, we filed our 50th shareholder resolution on board diversity, marking years of engagement with hundreds of companies on this issue. In March, Ceres, an organization of investors focused on sustainability, released a report called The 21st Century Corporation: The Ceres Roadmap for Sustainability, which lays out 20 key expectations for companies related to disclosure, governance, stakeholder engagement, and performance on key environmental and sustainability issues. We are proud that Ceres highlighted Calvert's work on board diversity in the report.

Recently, the Securities and Exchange Commission (SEC) approved board diversity disclosure requirements in proxy statements. To bolster the impact of this SEC requirement, Calvert has provided a scorecard that outlines the approach taken by companies in the Russell 1000 Index that have filed proxies since March 1, 2010. The scorecard compares board diversity disclosures from 2009 and 2010 and analyzes any progress. We believe that companies with high standards of corporate governance, including diverse boards, are better positioned to compete in the global marketplace.

On the Road to Recovery

Looking ahead, we believe that the worst of the recession is behind us. However, the economic recovery will be uneven, with ongoing market volatility. On a positive note, the global financial markets have continued to rally and the U.S. economy is showing improved vital signs. Investors, while still cautious, have become less risk-averse, moving away from the lowest-yielding securities. Most recently, encouraging data has shown that U.S. manufacturing and production levels are up, along with consumer spending and retail sales.

Global fiscal concerns, however, may still prove to be a significant drag on the pace of recovery. At home and abroad, governments at all levels are facing major fiscal challenges. Concerns about Greece's sovereign debt have spread to other European countries, unsettling the euro and raising concerns about countries in other regions as well.

In the U.S., as the government removes fiscal and monetary stimulus from the system, the economy must find a self-sustaining balance to continue its forward momentum. Of course, the Obama administration and Congress are grappling with credit-rating agency reform, banking reform, and the role of the Federal Reserve and U.S. government in the oversight of financial institutions and the markets, among many critical issues. In our view, over time, these efforts may work to redress some of the systemic imbalances revealed in our global financial system, providing additional stability to the economy and markets.

We believe that the U.S. and global economic recovery will move ahead at a pace largely determined by businesses and the consumer. Corporate earnings reports have been strong and businesses appear to be positioned for growth, with larger inventories and increased spending on equipment. In terms of the consumer, however, as long as unemployment, foreclosures, and consumer debt remain relatively high, it will be difficult for the economic expansion to truly take hold.

Check Your Portfolio Allocations

In view of shifting market conditions, it may be wise to review your overall portfolio asset allocation and investment strategy with your financial advisor. Check to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your investment goals, stage of life, and attitude toward risk.

We encourage you to visit our web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2010

SRI Update
from the Calvert Sustainability Research Department

Calvert continues to advocate for responsible management of environmental, social, and governance (ESG) factors, which we believe create long-term value and are even more important during this period of recovery from the financial crisis of 2008 and 2009. We've also had unprecedented opportunities to help create new policies in these areas--and make sure the voices of our shareholders are heard loud and strong.

Financial Reform

The financial crisis of the past two years has revealed a number of critical issues and risks that need to be addressed if we are to prevent a repeat experience in the future. Calvert has been working to promote financial reform at the regulatory and legislative level--particularly to fortify the regulatory framework, strengthen consumer protections, and promote more responsible corporate governance.

One such area of financial reform relating to consumer protection is bank overdraft fee practices. We are leading an informal investor coalition that has engaged companies, supported legislation in Congress, and submitted comments to the Federal Reserve calling for changes in how banks provide short-term loans to consumers. We also filed shareholder resolutions calling on BB&T and Capital One to report to shareholders about their overdraft policies and practices, with an eye toward getting them to identify those that are abusive and predatory.

Other Shareholder Advocacy

For the 2010 proxy season, Calvert filed or co-filed 42 resolutions, focusing on climate change, board and employee diversity, executive compensation, sustainability reporting, and political contributions. To date, 26 resolutions have been withdrawn after companies agreed to address our concerns.

Say on Pay

It's particularly notable that we were able to successfully withdraw our "say on pay" resolutions at JPMorgan Chase, American Express, and Morgan Stanley after each agreed to hold a referendum on their compensation practices as part of the proxy statements for their 2010 annual meetings.

"Say on Pay" resolutions have become increasingly common since the financial crisis and bailout focused scrutiny on executive compensation and bonuses. Recipients of Troubled Asset Relief Program funding were required to implement advisory votes on executive pay, but those requirements end when companies repay their obligations. However, we are also working to persuade legislators to pass a bill that requires every publicly owned company to establish an annual advisory vote on pay.

Climate Change

Through participation in the Investor Network on Climate Risk and company dialogues, we have stepped up our support for incentives that will encourage companies to reduce carbon emissions. Calvert also met with several Securities and Exchange Commission (SEC) commissioners about providing interpretive guidance on how corporations should disclose greenhouse gas emissions data and present their analysis of climate risks and opportunities in filings. The SEC subsequently voted 3-2 to approve the measure, which is a major step toward increasing transparency on these issues.

Board Diversity

We were also pleased to see the SEC approve requirements for companies to disclose whether they consider diversity in identifying board director nominees. Public companies must also say if they have a stated policy to this effect and, if they do, they must also disclose how the policy is implemented and its effectiveness measured. Calvert helped lead efforts in favor of this requirement and, in fact, our comments are cited six times in the final SEC rule.

Calvert published a corporate board diversity disclosure scorecard that outlines how companies in the Russell 1000 Index have responded to the new disclosure requirements and analyzes any progress between disclosures made in 2009 and 2010. So far, we are pleased to see that a few companies provide previously unreleased information on the gender and racial make-up of their directors as well as statements about the value of diversity. However, we are disappointed that so few companies have a formal policy on director diversity.

The Women's Principles

Calvert continues to work with the United Nations Global Compact and the United Nations Development Fund for Women (UNIFEM) to create an international framework for the Calvert Women's Principles® (CWP). In March, this resulted in the launch of the Women's Empowerment Principles, which are based on the CWP. The launch event also honored International Women's Day by bringing together a variety of organizations to further explore how corporations in every industry and region around the world can apply these Principles.

We are also working with the Global Reporting Initiative Gender Working Group to update the G3 Guidelines to better address gender-related issues in sustainability reporting. Also the Gender Equality Principles Initiative--a partnership between the San Francisco Department on the Status of Women, Calvert, and Verité--launched a new website in March to provide companies with tools and resources to improve gender equality from the factory floor to the boardroom.

Other accomplishments include:

After three years of asking Allergan to provide annual updates on its efforts to eliminate the use of animals in Botox® safety testing, the company announced in January that it has cut animal use in its testing protocol by 78%. While we would prefer a 100% reduction, we believe this dramatic cut indicates a serious commitment to this goal.

Calvert has also been working on several fronts to help companies ensure that minerals in their electronics components are not fueling the war in the Democratic Republic of the Congo. More than five million lives have been lost and countless women and children victimized by brutal sexual violence in the Congo as armed groups fight for control of some of the richest deposits of tin, tantalum, tungsten, and gold in the world.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1

One example of those supported by the Foundation's work is Alice, a 33-year old Kenyan woman with a large family who lost almost everything to political violence in 2008. However, a small loan from the Kenya Women's Finance Trust has enabled Alice to set up a small shop that provides for her family and sends her children to school.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues. One new addition was IGNIA Fund I, LP, a venture capital fund that invests in commercially promising businesses that improve the lives of those at the bottom of the socioeconomic pyramid. The Obama administration recently recognized IGNIA for its role in testing an innovative social impact star rating system that allows investors to better compare investment opportunities and helps channel more capital to higher-impact investments.

Also, a larger firm acquired Neodiagnostix--a special equities holding that provides innovative non-invasive tests for cervical cancer--during the reporting period, which provided a nice return for investors.2

1. As of March 31, 2010, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced Portfolio 1.07%, CSIF Bond Portfolio 0.35%, CSIF Equity Portfolio 0.50%, Calvert Capital Accumulation Fund 1.35%, Calvert World Values International Equity Fund 1.14%, Calvert New Vision Small Cap Fund 1.34%, and Calvert Large Cap Growth Fund 0.38%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

2. As of March 31, 2010, Ignia Fund I, LP represented 0.02% of Calvert Large Cap Growth Fund; Neodiagnostix represented 0.02% of CSIF Equity Portfolio. All holdings are subject to change without notice.

As of March 31, 2010, the following companies represented the following percentages of Fund net assets: BB&T represented 0.31% of Calvert Social Index Fund. Capital One represented 0.26% of Calvert Social Index Fund, 0.69% of CSIF Enhanced Equity Portfolio, 0.64% of CSIF Balanced Portfolio, and 1.38% of CSIF Bond Portfolio. JPMorgan Chase represented 0.69% of CSIF Balanced Portfolio, 2.69% of CSIF Bond Portfolio, 2.50% of Calvert Social Index Fund and 3.16% of CSIF Enhanced Equity Portfolio. American Express represented 0.14% of CSIF Balanced Portfolio, 1.72% of CSIF Enhanced Equity Portfolio and 0.61% of Calvert Social Index Fund. Morgan Stanley represented 0.91% of Calvert Large Cap Value Fund. Allergan represented 1.15% of CSIF Equity Portfolio, 1.76% of Calvert Large Cap Growth Fund and 0.28% of Calvert Social Index Fund.

All holdings are subject to change without notice.

Portfolio Management Discussion

Natalie A. Trunow
Senior Vice President, Chief Investment Officer - Equities
Calvert Asset Management Company

Performance

Calvert Social Index Fund Class A shares (at NAV) returned 12.19% for the six-month period ended March 31, 2010, underperforming the 12.59% return of the Calvert Social Index (CSI). The difference was primarily the result of fund expenses, which an index does not incur.

Investment Climate

Over the last six months, stock markets around the globe have continued to rally. In the U.S., the Russell 1000 Index gained 12.11%, but was edged out by both the Russell Mid Cap Index's return of 15.01% and the 13.07% return for the Russell 2000 Index, a measure of small-cap stocks. Large-cap growth stocks outperformed large-cap value stocks for the period, while value held a slight advantage among small- and mid-cap stocks.

Results were more mixed with international stocks. The MSCI Europe, Australasia, Far East Investable Market Index (MSCI EAFE IMI), a measure of stock market performance in developed countries, was up only 3.25% in U.S. dollar terms. Also, a strong U.S. dollar relative to other developed-market currencies hurt Americans who invested in foreign equities. However, they fared better in emerging markets, with the MSCI Emerging Markets IMI Index up 12.02%, boosted by the

Portfolio Statistics
March 31, 2010

Investment Performance
(total return at NAV*)
	6 Months ended 3/31/10	12 Months ended 3/31/10
Class A	12.19%	55.90%
Class B	11.60%	54.44%
Class C	11.60%	54.28%
Class I	12.40%	56.60%
Calvert Social Index	12.59%	57.31%
Lipper Multi-Cap Core Funds Average	11.01%	52.56%

Ten Largest Stock Holdings
	% of Net Assets
Microsoft Corp.	3.2%
Apple, Inc.	3.0%
Procter & Gamble Co.	2.6%
Johnson & Johnson	2.5%
JPMorgan Chase & Co.	2.5%
Bank of America Corp.	2.5%
International Business Machines Corp.	2.3%
AT&T, Inc.	2.2%
Wells Fargo & Co.	2.1%
Cisco Systems, Inc.	2.1%
Total	25.0%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

weakness of the U.S. dollar relative to emerging market currencies.

Overall, equity markets have built on the rally that started in early March 2009 when investors began to perceive the "green shoots" of an economic recovery. Economic news throughout the period suggested that a slow--and at times uneven--recovery was under way. U.S. gross domestic product (GDP) has resumed its growth after bottoming out during the recession. However, persistently high unemployment, continued weakness in residential and commercial real estate markets, and somewhat wary consumers have limited the upside of this recovery.

Investment Strategy

Calvert Social Index Fund is managed using a passive investment strategy, with the objective of matching the day-to-day performance of the CSI as closely as possible. We do this by buying all, or virtually all, of the stocks in the CSI and holding them in the same proportion. Variation in the Fund's total return generally reflects the variation in the total return of the CSI.

In absolute terms, the Fund and the Index performed well over the last six months, generally in line with other equity funds and benchmarks. Five economic sectors make up over 80% of the CSI--Information Technology, Financials, Health Care, Consumer Discretionary, and Consumer Staples. Therefore, performance in these sectors often drives overall Index and Fund performance.

Collectively, these sectors performed in line with the overall Index, but there were differences from sector to sector. The Information Technology and Health Care sectors in the CSI produced returns that were very close to the overall index return of 12.59%. The Consumer Discretionary sector was the best-performing sector in the CSI, up over 21% for the period. The Financials and Consumer Staples sectors of the CSI lagged behind the return of the overall Index.

Outlook

Although the economic recovery may seem slow and painful--especially when it comes to unemployment--it is on track. Industrial production posted a small 0.1% rise in February after a 0.9% jump in January and a 0.7% jump in December, confirming that the manufacturing sector is still leading the way. We continue to believe that the consumer will be the next major factor necessary for a robust and extended economic recovery and that any meaningful uptick in consumer sentiment and spending in combination with ongoing recovery in the manufacturing sector could significantly improve the robustness of the economic upturn and further energize the markets. We believe that the consumer will start to return to more normal spending levels this year (although not the levels seen during the height of the housing bubble) if the employment picture improves as businesses run out of room to cut costs and start to hire new workers. It appears that the market may be anticipating a similar trend, with the Consumer Discretionary sector returning over 10% for the quarter.

Portfolio Statistics
March 31, 2010
Average Annual Total Returns
(with max. load)
Class A Shares
One year	48.46%
Five year	0.12%
Since inception	-3.07%
(6/30/00)
Class B Shares
One year	49.44%
Five year	-0.09%
Since inception	-3.53%
(6/30/00)
Class C Shares
One year	53.28%
Five year	0.10%
Since inception	-3.54%
(6/30/00)

Portfolio Statistics
March 31, 2010
Average Annual Total Returns
Class I Shares
One year	56.60%
Five year	1.64%
Since inception	-2.14%
(6/30/00)
Economic Sectors	% of total investments
Consumer Discretionary	10.2%
Consumer Staples	9.1%
Energy	2.8%
Financials	19.7%
Government	0.6%
Health Care	12.5%
Industrials	7.6%
Information Technology	29.2%
Materials	1.5%
Telecommunications Services	3.1%
Time Deposit	2.6%
Utilities	1.1%
Total	100%

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A Shares is 1.16%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

A short-term concern is that once the strong contribution to GDP from inventory rebuilding subsides and the effects of the stimulus wane, GDP growth may slow. We believe that, while an important concern, this is unlikely to result in negative GDP growth that would lead to a double-dip recession in 2010.

April 2010

Performance Comparison

Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2009 to March 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Fund charges an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period* 10/1/09 - 3/31/10
Class A
Actual	$1,000.00	$1,121.90	$3.97
Hypothetical	$1,000.00	$1,021.19	$3.78
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,116.00	$9.23
Hypothetical	$1,000.00	$1,016.21	$8.80
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,116.00	$9.23
Hypothetical	$1,000.00	$1,016.21	$8.80
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,124.00	$1.11
Hypothetical	$1,000.00	$1,023.88	$1.06
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.75%, 1.75%, 1.75%, and 0.21% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Statement of Net Assets
March 31, 2010
Equity Securities - 96.9%	Shares	Value
Aerospace & Defense - 0.2%
BE Aerospace, Inc.*	1,517	$46,192
Hexcel Corp.*	1,582	22,844
Rockwell Collins, Inc.	2,525	158,040
Spirit AeroSystems Holdings, Inc.*	1,668	38,998
		266,074

Air Freight & Logistics - 1.3%
C.H. Robinson Worldwide, Inc.	2,678	149,566
Expeditors International of Washington, Inc.	3,403	125,639
FedEx Corp.	4,638	433,189
United Parcel Service, Inc., Class B	11,382	733,115
		1,441,509

Airlines - 0.3%
Continental Airlines, Inc., Class B*	2,199	48,312
Delta Air Lines, Inc.*	12,523	182,711
Southwest Airlines Co.	11,841	156,538
		387,561

Auto Components - 0.4%
BorgWarner, Inc.*	1,850	70,633
Gentex Corp.	2,196	42,646
Johnson Controls, Inc.	10,703	353,092
		466,371

Automobiles - 0.1%
Harley-Davidson, Inc.	3,718	104,364

Beverages - 1.7%
Dr Pepper Snapple Group, Inc.	3,755	132,063
Hansen Natural Corp.*	1,107	48,022
PepsiCo, Inc.	25,977	1,718,638
		1,898,723

Biotechnology - 2.3%
Acorda Therapeutics, Inc.*	565	19,323
Alexion Pharmaceuticals, Inc.*	1,404	76,335
Amgen, Inc.*	16,148	965,005
Amylin Pharmaceuticals, Inc.*	2,041	45,902
Biogen Idec, Inc.*	4,298	246,533
Cubist Pharmaceuticals, Inc.*	861	19,407
Dendreon Corp.*	2,088	76,149
Genzyme Corp.*	4,233	219,396
Gilead Sciences, Inc.*	14,523	660,506

Equity Securities - Cont'd	Shares	Value
Biotechnology - Cont'd
Isis Pharmaceuticals, Inc.*	1,392	$15,201
Myriad Genetics, Inc.*	1,471	35,378
Onyx Pharmaceuticals, Inc.*	990	29,977
OSI Pharmaceuticals, Inc.*	925	55,084
PDL BioPharma, Inc.	1,963	12,190
United Therapeutics Corp.*	743	41,110
Vertex Pharmaceuticals, Inc.*	3,072	125,553
		2,643,049

Building Products - 0.1%
Lennox International, Inc.	833	36,919
Masco Corp.	5,739	89,069
		125,988

Capital Markets - 3.4%
Affiliated Managers Group, Inc.*	664	52,456
Bank of New York Mellon Corp.	19,069	588,851
Charles Schwab Corp.	15,427	288,331
E*Trade Financial Corp.*	29,742	49,074
Eaton Vance Corp.	1,856	62,250
Federated Investors, Inc., Class B	1,584	41,786
Franklin Resources, Inc.	2,484	275,476
Goldman Sachs Group, Inc.	6,875	1,173,081
Invesco Ltd.	6,847	150,018
Investment Technology Group, Inc.*	677	11,299
Janus Capital Group, Inc.	2,860	40,869
Jefferies Group, Inc.	1,749	41,399
Lazard Ltd.	1,469	52,443
Legg Mason, Inc.	2,558	73,338
Northern Trust Corp.	3,850	212,751
SEI Investments Co.	2,485	54,596
State Street Corp.	7,887	356,019
Stifel Financial Corp.*	479	25,746
T. Rowe Price Group, Inc.	4,129	226,806
TD Ameritrade Holding Corp.*	3,769	71,837
Waddell & Reed Financial, Inc.	1,372	49,447
		3,897,873

Chemicals - 1.1%
Air Products & Chemicals, Inc.	3,148	232,795
Airgas, Inc.	1,113	70,809
Ecolab, Inc.	3,772	165,779
H.B. Fuller Co.	726	16,850
International Flavors & Fragrances, Inc.	1,253	59,731
Lubrizol Corp.	1,074	98,507
Nalco Holding Co.	2,193	53,356
Praxair, Inc.	4,919	408,277
Sensient Technologies Corp.	767	22,289
Sigma-Aldrich Corp.	1,671	89,666
		1,218,059

Equity Securities - Cont'd	Shares	Value
Commercial Banks - 5.1%
Associated Banc-Corp.	2,652	$36,598
BancorpSouth, Inc.	1,249	26,179
Bank of Hawaii Corp.	760	34,162
BB&T Corp.	10,872	352,144
City National Corp.	670	36,160
Comerica, Inc.	2,774	105,523
Commerce Bancshares, Inc.	1,078	44,349
Cullen/Frost Bankers, Inc.	905	50,499
Fifth Third Bancorp	12,701	172,607
First Financial Bankshares, Inc.	310	15,981
First Horizon National Corp.*	3,575	50,233
FirstMerit Corp.	1,357	29,270
Fulton Financial Corp.	2,805	28,583
Glacier Bancorp, Inc.	1,123	17,103
Huntington Bancshares, Inc.	11,520	61,862
KeyCorp	14,014	108,609
M&T Bank Corp.	1,138	90,334
Marshall & Ilsley Corp.	8,299	66,807
PNC Financial Services Group, Inc.	8,220	490,734
PrivateBancorp, Inc.	1,138	15,591
Prosperity Bancshares, Inc.	734	30,094
Regions Financial Corp.	18,976	148,962
SunTrust Banks, Inc.	7,956	213,141
SVB Financial Group*	649	30,282
Synovus Financial Corp.	6,757	22,231
TCF Financial Corp.	2,111	33,649
UMB Financial Corp.	499	20,259
United Bankshares, Inc.	646	16,938
US Bancorp	30,498	789,288
Valley National Bancorp	2,461	37,826
Wells Fargo & Co.	78,167	2,432,557
Westamerica Bancorporation	469	27,038
Whitney Holding Corp.	1,473	20,313
Wilmington Trust Corp.	1,405	23,281
Zions Bancorporation	2,203	48,069
		5,727,256

Commercial Services & Supplies - 0.3%
Avery Dennison Corp.	1,797	65,429
Brink's Co.	753	21,257
Covanta Holding Corp.*	2,075	34,569
Herman Miller, Inc.	868	15,676
Pitney Bowes, Inc.	3,315	81,052
RR Donnelley & Sons Co.	3,274	69,900
		287,883

Communications Equipment - 4.0%
3Com Corp.*	6,238	47,970
ADC Telecommunications, Inc.*	1,587	11,601
Adtran, Inc.	975	25,691
Arris Group, Inc.*	1,858	22,315
Ciena Corp.*	1,483	22,601

Equity Securities - Cont'd	Shares	Value
Communications Equipment - Cont'd
Cisco Systems, Inc.*	92,005	$2,394,890
CommScope, Inc.*	1,540	43,151
F5 Networks, Inc.*	1,252	77,011
Harris Corp.	2,084	98,969
InterDigital, Inc.*	683	19,028
JDS Uniphase Corp.*	3,528	44,206
Juniper Networks, Inc.*	8,421	258,356
Motorola, Inc.*	34,267	240,554
Palm, Inc.*	2,672	10,047
Polycom, Inc.*	1,330	40,671
QUALCOMM, Inc.	26,794	1,125,080
Riverbed Technology, Inc.*	902	25,617
Tekelec*	991	17,997
Tellabs, Inc.	5,458	41,317
		4,567,072

Computers & Peripherals - 8.7%
Apple, Inc.*	14,457	3,396,383
Dell, Inc.*	27,527	413,180
EMC Corp.*	32,522	586,697
Hewlett-Packard Co.	37,821	2,010,186
International Business Machines Corp.	20,710	2,656,057
Lexmark International, Inc.*	1,250	45,100
NCR Corp.*	2,515	34,707
NetApp, Inc.*	5,363	174,619
QLogic Corp.*	1,782	36,175
SanDisk Corp.*	3,623	125,464
Seagate Technology LLC*	7,952	145,204
Synaptics, Inc.*	509	14,053
Teradata Corp.*	2,750	79,448
Western Digital Corp.*	3,645	142,119
		9,859,392

Construction & Engineering - 0.1%
AECOM Technology Corp.*	1,585	44,967
EMCOR Group, Inc.*	1,057	26,034
Quanta Services, Inc.*	3,334	63,879
		134,880

Construction Materials - 0.0%
Eagle Materials, Inc.	678	17,994

Consumer Finance - 1.1%
American Express Co.	16,787	692,632
Capital One Financial Corp.	7,140	295,667
Discover Financial Services	8,685	129,407
SLM Corp.*	7,579	94,889
		1,212,595

Equity Securities - Cont'd	Shares	Value
Containers & Packaging - 0.3%
AptarGroup, Inc.	1,002	$39,429
Bemis Co., Inc.	1,722	49,456
Owens-Illinois, Inc.*	2,662	94,607
Sealed Air Corp.	2,520	53,122
Sonoco Products Co.	1,585	48,802
		285,416

Distributors - 0.1%
Genuine Parts Co.	2,546	107,543

Diversified Consumer Services - 0.2%
Brink's Home Security Holdings, Inc.*	729	31,019
DeVry, Inc.	987	64,352
ITT Educational Services, Inc.*	589	66,251
Matthews International Corp.	469	16,650
Regis Corp.	910	16,999
Sotheby's	1,050	32,644
Strayer Education, Inc.	223	54,305
		282,220

Diversified Financial Services - 5.7%
Bank of America Corp.	158,440	2,828,154
CME Group, Inc.	1,068	337,605
IntercontinentalExchange, Inc.*	1,173	131,587
JPMorgan Chase & Co.	63,343	2,834,599
Moody's Corp.	3,010	89,549
NYSE Euronext	4,136	122,467
The NASDAQ OMX Group, Inc.*	2,645	55,862
		6,399,823

Diversified Telecommunication Services - 2.4%
AT&T, Inc.	94,767	2,448,779
CenturyTel, Inc.	4,711	167,052
Frontier Communications Corp.	4,965	36,940
tw telecom, Inc.*	2,377	43,142
Windstream Corp.	7,020	76,448
		2,772,361

Electric Utilities - 0.1%
Cleco Corp.	966	25,647
Hawaiian Electric Industries, Inc.	1,459	32,754
IDACORP, Inc.	751	26,000
ITC Holdings Corp.	799	43,945
Portland General Electric Co.	1,189	22,960
		151,306

Electrical Equipment - 1.3%
Acuity Brands, Inc.	658	27,774
American Superconductor Corp.*	604	17,456
AMETEK, Inc.	1,690	70,067

Equity Securities - Cont'd	Shares	Value
Electrical Equipment - Cont'd
Baldor Electric Co.	701	$26,217
Belden, Inc.	752	20,650
Brady Corp.	763	23,745
Cooper Industries plc	2,659	127,472
Emerson Electric Co.	12,043	606,245
Energy Conversion Devices, Inc.*	751	5,880
First Solar, Inc.*	755	92,601
General Cable Technologies Corp.*	778	21,006
GrafTech International Ltd.*	1,905	26,041
Hubbell, Inc., Class B	827	41,706
Regal-Beloit Corp.	580	34,458
Rockwell Automation, Inc.	2,259	127,317
Roper Industries, Inc.	1,446	83,637
SunPower Corp.*	868	16,405
Thomas & Betts Corp.*	849	33,315
Woodward Governor Co.	942	30,125
		1,432,117

Electronic Equipment & Instruments - 1.5%
Agilent Technologies, Inc.*	5,562	191,277
Amphenol Corp.	2,733	115,305
Anixter International, Inc.*	477	22,347
Arrow Electronics, Inc.*	1,907	57,458
Avnet, Inc.*	2,411	72,330
Benchmark Electronics, Inc.*	976	20,242
Corning, Inc.	24,952	504,280
Dolby Laboratories, Inc.*	833	48,872
Flextronics International Ltd.*	12,928	101,356
FLIR Systems, Inc.*	2,399	67,652
Ingram Micro, Inc.*	2,608	45,770
Itron, Inc.*	637	46,227
Jabil Circuit, Inc.	3,254	52,682
National Instruments Corp.	977	32,583
Tech Data Corp.*	805	33,730
Trimble Navigation Ltd.*	1,916	55,028
Tyco Electronics Ltd.	7,299	200,577
		1,667,716

Energy Equipment & Services - 0.8%
Cameron International Corp.*	3,883	166,425
Core Laboratories NV	366	47,873
Dril-Quip, Inc.*	480	29,203
Exterran Holdings, Inc.*	1,002	24,218
FMC Technologies, Inc.*	1,947	125,835
Helix Energy Solutions Group, Inc.*	1,479	19,271
Key Energy Services, Inc.*	1,899	18,136
Noble Corp.*	4,167	174,264
SEACOR Holdings, Inc.*	302	24,359
Smith International, Inc.	3,944	168,882
Superior Energy Services, Inc.*	1,226	25,771

Equity Securities - Cont'd	Shares	Value
Energy Equipment & Services - Cont'd
Tidewater, Inc.	822	$38,856
Unit Corp.*	751	31,752
		894,845

Food & Staples Retailing - 2.0%
BJ's Wholesale Club, Inc.*	872	32,255
Casey's General Stores, Inc.	759	23,833
Costco Wholesale Corp.	7,004	418,209
CVS Caremark Corp.	22,500	822,600
Ruddick Corp.	657	20,788
SUPERVALU, Inc.	3,381	56,395
Sysco Corp.	9,398	277,241
Walgreen Co.	15,813	586,504
Whole Foods Market, Inc.*	2,149	77,686
		2,315,511

Food Products - 1.3%
Campbell Soup Co.	3,418	120,826
Corn Products International, Inc.	1,180	40,899
Del Monte Foods Co.	3,178	46,399
Flowers Foods, Inc.	1,365	33,770
General Mills, Inc.	4,943	349,915
Green Mountain Coffee Roasters, Inc.*	616	59,641
H.J. Heinz Co.	5,001	228,095
Hershey Co.	2,479	106,126
J.M. Smucker Co.	1,884	113,530
Kellogg Co.	3,802	203,141
McCormick & Co., Inc.	1,763	67,629
Ralcorp Holdings, Inc.*	872	59,104
		1,429,075

Gas Utilities - 0.5%
AGL Resources, Inc.	1,219	47,114
Atmos Energy Corp.	1,483	42,369
Energen Corp.	1,153	53,649
EQT Corp.	2,293	94,013
New Jersey Resources Corp.	631	23,700
Nicor, Inc.	716	30,015
Northwest Natural Gas Co.	398	18,547
Oneok, Inc.	1,569	71,625
Piedmont Natural Gas Co., Inc.	1,115	30,752
Questar Corp.	2,749	118,757
South Jersey Industries, Inc.	446	18,728
Southwest Gas Corp.	670	20,046
WGL Holdings, Inc.	811	28,101
		597,416

Equity Securities - Cont'd	Shares	Value
Health Care Equipment & Supplies - 2.6%
American Medical Systems Holdings, Inc.*	1,105	$20,531
Beckman Coulter, Inc.	1,105	69,394
Becton Dickinson & Co.	3,532	278,074
CareFusion Corp.*	2,867	75,775
Cooper Co.'s, Inc.	722	28,071
DENTSPLY International, Inc.	2,376	82,804
Edwards Lifesciences Corp.*	898	88,794
Gen-Probe, Inc.*	782	39,100
Haemonetics Corp.*	411	23,489
Hologic, Inc.*	4,120	76,385
Hospira, Inc.*	2,585	146,440
IDEXX Laboratories, Inc.*	948	54,557
Immucor, Inc.*	1,131	25,323
Intuitive Surgical, Inc.*	620	215,841
Inverness Medical Innovations, Inc.*	1,326	51,648
Kinetic Concepts, Inc.*	988	47,236
Masimo Corp.	779	20,683
Medtronic, Inc.	17,702	797,121
NuVasive, Inc.*	580	26,216
ResMed, Inc.*	1,206	76,762
St. Jude Medical, Inc.*	5,331	218,838
Stryker Corp.	4,853	277,689
Teleflex, Inc.	632	40,492
Thoratec Corp.*	894	29,904
Varian Medical Systems, Inc.*	1,986	109,885
		2,921,052

Health Care Providers & Services - 2.0%
AMERIGROUP Corp.*	794	26,393
AmerisourceBergen Corp.	4,502	130,198
Cardinal Health, Inc.	5,752	207,245
CIGNA Corp.	4,339	158,721
Coventry Health Care, Inc.*	2,361	58,364
DaVita, Inc.*	1,632	103,469
Express Scripts, Inc.*	4,059	413,044
Health Management Associates, Inc.*	3,895	33,497
Health Net, Inc.*	1,653	41,110
Henry Schein, Inc.*	1,438	84,698
HMS Holdings Corp.*	387	19,733
Laboratory Corp. of America Holdings*	1,696	128,404
LifePoint Hospitals, Inc.*	876	32,219
Lincare Holdings, Inc.*	1,082	48,560
Magellan Health Services, Inc.*	580	25,218
McKesson Corp.	4,285	281,610
Omnicare, Inc.	1,884	53,298
Owens & Minor, Inc.	662	30,710
Patterson Co.'s, Inc.	1,596	49,556
PSS World Medical, Inc.*	907	21,324
Psychiatric Solutions, Inc.*	873	26,015
Quest Diagnostics, Inc.	2,469	143,918
Universal Health Services, Inc., Class B	1,447	50,775
VCA Antech, Inc.*	1,349	37,813

Equity Securities - Cont'd	Shares	Value
Health Care Providers & Services - Cont'd
WellCare Health Plans, Inc.*	675	$20,115
		2,226,007

Health Care Technology - 0.1%
Cerner Corp.*	1,105	93,991

Hotels, Restaurants & Leisure - 0.4%
Brinker International, Inc.	1,665	32,101
Chipotle Mexican Grill, Inc.*	504	56,786
Panera Bread Co.*	480	36,715
Starbucks Corp.*	11,852	287,648
Wendy's/Arby's Group, Inc.	5,546	27,730
		440,980

Household Durables - 0.5%
D.R. Horton, Inc.	4,425	55,755
Garmin Ltd.	1,891	72,766
Harman International Industries, Inc.*	1,105	51,692
KB Home	1,210	20,268
Mohawk Industries, Inc.*	880	47,854
Pulte Homes, Inc.*	5,325	59,906
Stanley Black & Decker, Inc.	2,501	143,582
Tupperware Brands Corp.	998	48,124
Whirlpool Corp.	1,173	102,344
		602,291

Household Products - 3.8%
Church & Dwight Co., Inc.	1,116	74,716
Clorox Co.	2,209	141,685
Colgate-Palmolive Co.	7,968	679,352
Kimberly-Clark Corp.	6,623	416,454
Procter & Gamble Co.	46,750	2,957,873
		4,270,080

Industrial Conglomerates - 0.8%
3M Co.	10,405	869,546
Carlisle Co.'s, Inc.	972	37,033
		906,579

Insurance - 3.9%
ACE Ltd.	5,310	277,713
Aflac, Inc.	7,435	403,646
Alleghany Corp.*	101	29,365
Allied World Assurance Co. Holdings Ltd.	650	29,152
American Financial Group, Inc.	1,232	35,050
AON Corp.	3,851	164,476
Arch Capital Group Ltd.*	813	61,991
Arthur J. Gallagher & Co.	1,623	39,845
Aspen Insurance Holdings Ltd.	1,226	35,358
AXIS Capital Holdings Ltd.	2,279	71,242

Equity Securities - Cont'd	Shares	Value
Insurance - Cont'd
Brown & Brown, Inc.	1,834	$32,865
Chubb Corp.	5,448	282,479
Cincinnati Financial Corp.	2,421	69,967
Endurance Specialty Holdings Ltd.	813	30,203
Everest Re Group Ltd.	914	73,970
Fidelity National Financial, Inc.	3,676	54,478
First American Corp.	1,924	65,108
Genworth Financial, Inc.*	7,789	142,850
Hanover Insurance Group, Inc.	797	34,757
Hartford Financial Services Group, Inc.	7,070	200,929
HCC Insurance Holdings, Inc.	1,788	49,349
Lincoln National Corp.	4,824	148,097
Markel Corp.*	156	58,447
Montpelier Re Holdings Ltd.	1,240	20,844
PartnerRe Ltd.	1,294	103,158
Platinum Underwriters Holdings Ltd.	793	29,404
Principal Financial Group, Inc.	4,795	140,062
ProAssurance Corp.*	516	30,207
Progressive Corp.	10,117	193,134
Protective Life Corp.	1,338	29,423
Prudential Financial, Inc.	7,353	444,856
RenaissanceRe Holdings Ltd.	993	56,363
StanCorp Financial Group, Inc.	781	37,199
Torchmark Corp.	1,319	70,580
Transatlantic Holdings, Inc.	1,058	55,862
Travelers Co.'s, Inc.	8,188	441,661
Unum Group	5,288	130,984
White Mountains Insurance Group Ltd.	122	43,310
Willis Group Holdings plc	2,656	83,106
WR Berkley Corp.	2,246	58,598
XL Capital Ltd.	5,464	103,270
		4,463,358

Internet & Catalog Retail - 1.1%
Amazon.com, Inc.*	5,538	751,673
Expedia, Inc.	3,382	84,415
Liberty Media Corp. - Interactive*	9,013	137,989
NetFlix, Inc.*	752	55,452
priceline.com, Inc.*	701	178,755
		1,208,284

Internet Software & Services - 2.9%
Akamai Technologies, Inc.*	2,758	86,629
AOL, Inc.*	1,692	42,774
Digital River, Inc.*	628	19,028
eBay, Inc.*	17,505	471,760
Equinix, Inc.*	621	60,448
Google, Inc.*	3,891	2,206,236
j2 Global Communications, Inc.*	669	15,654
Monster Worldwide, Inc.*	1,994	33,120
ValueClick, Inc.*	1,401	14,206

Equity Securities - Cont'd	Shares	Value
Internet Software & Services - Cont'd
VistaPrint NV*	639	$36,583
Yahoo!, Inc.*	20,877	345,097
		3,331,535

IT Services - 2.6%
Acxiom Corp.*	1,179	21,151
Alliance Data Systems Corp.*	833	53,304
Amdocs Ltd.*	3,018	90,872
Automatic Data Processing, Inc.	8,001	355,804
Broadridge Financial Solutions, Inc.	1,997	42,696
Cognizant Technology Solutions Corp.*	4,658	237,465
Convergys Corp.*	1,857	22,767
Cybersource Corp.*	1,042	18,381
DST Systems, Inc.	640	26,528
Fidelity National Information Services, Inc.	5,272	123,576
Fiserv, Inc.*	2,453	124,514
Global Payments, Inc.	1,327	60,445
Hewitt Associates, Inc.*	1,502	59,750
Iron Mountain, Inc.	2,949	80,803
Lender Processing Services, Inc.	1,511	57,040
Mantech International Corp.*	328	16,016
MasterCard, Inc.	1,534	389,636
NeuStar, Inc.*	1,189	29,963
Paychex, Inc.	5,175	158,872
Total System Services, Inc.	3,139	49,157
Visa, Inc.	7,477	680,631
Western Union Co.	11,040	187,238
Wright Express Corp.*	573	17,259
		2,903,868

Leisure Equipment & Products - 0.1%
Mattel, Inc.	5,771	131,233
Polaris Industries, Inc.	506	25,887
		157,120

Life Sciences - Tools & Services - 0.9%
Bio-Rad Laboratories, Inc.*	299	30,952
Dionex Corp.*	265	19,817
Illumina, Inc.*	1,994	77,567
Life Technologies Corp.*	2,848	148,865
Mettler-Toledo International, Inc.*	534	58,313
Millipore Corp.*	885	93,456
Pharmaceutical Product Development, Inc.	1,755	41,681
Techne Corp.	597	38,023
Thermo Fisher Scientific, Inc.*	6,510	334,874
Varian, Inc.*	476	24,647
Waters Corp.*	1,509	101,918
		970,113

Equity Securities - Cont'd	Shares	Value
Machinery - 2.5%
Actuant Corp.	1,081	$21,134
AGCO Corp.*	1,458	52,298
Bucyrus International, Inc.	1,193	78,726
CLARCOR, Inc.	825	28,454
Cummins, Inc.	2,883	178,602
Danaher Corp.	3,933	314,286
Deere & Co.	6,716	399,333
Donaldson Co., Inc.	1,137	51,301
Dover Corp.	2,970	138,848
Eaton Corp.	2,641	200,109
ESCO Technologies, Inc.	388	12,342
Flowserve Corp.	903	99,574
Gardner Denver, Inc.	825	36,333
Graco, Inc.	972	31,104
Harsco Corp.	1,236	39,478
IDEX Corp.	1,286	42,567
Illinois Tool Works, Inc.	6,841	323,990
Lincoln Electric Holdings, Inc.	646	35,097
Nordson Corp.	487	33,077
PACCAR, Inc.	5,494	238,110
Pall Corp.	1,867	75,595
Parker Hannifin Corp.	2,573	166,576
Pentair, Inc.	1,566	55,781
Snap-on, Inc.	916	39,699
SPX Corp.	781	51,796
Terex Corp.*	1,721	39,084
Toro Co.	564	27,732
Valmont Industries, Inc.	336	27,831
WABCO Holdings, Inc.*	1,020	30,518
		2,869,375

Marine - 0.0%
Alexander & Baldwin, Inc.	679	22,441
Kirby Corp.*	856	32,656
		55,097

Media - 2.5%
CBS Corp., Class B	9,331	130,074
DIRECTV*	14,561	492,307
Discovery Communications, Inc.*	2,232	65,643
DISH Network Corp.	3,355	69,851
DreamWorks Animation SKG, Inc.*	1,114	43,880
Gannett Co., Inc.	3,781	62,462
John Wiley & Sons, Inc.	774	33,499
Lamar Advertising Co.*	916	31,465
Liberty Global, Inc.*	1,978	57,679
Liberty Media Corp. - Capital*	1,353	49,209
Liberty Media Corp. - Starz*	794	43,416
McGraw-Hill Co.'s, Inc.	5,016	178,820
Meredith Corp.	540	18,581
Omnicom Group, Inc.	4,957	192,381

Equity Securities - Cont'd	Shares	Value
Media - Cont'd
Scripps Networks Interactive, Inc.	1,420	$62,977
Time Warner Cable, Inc.	5,620	299,602
Time Warner, Inc.	18,624	582,373
Viacom, Inc., Class B*	8,848	304,194
Virgin Media, Inc.	4,668	80,570
Washington Post Co., Class B	93	41,309
		2,840,292

Metals & Mining - 0.1%
Compass Minerals International, Inc.	516	41,398
Reliance Steel & Aluminum Co.	1,021	50,264
Schnitzer Steel Industries, Inc.	356	18,701
		110,363

Multiline Retail - 1.0%
Big Lots, Inc.*	1,317	47,965
Dollar Tree, Inc.*	1,407	83,323
Family Dollar Stores, Inc.	2,041	74,721
Kohl's Corp.*	4,580	250,892
Nordstrom, Inc.	2,689	109,846
Target Corp.	10,906	573,656
		1,140,403

Multi-Utilities - 0.4%
Consolidated Edison, Inc.	4,476	199,361
Integrys Energy Group, Inc.	1,219	57,756
MDU Resources Group, Inc.	2,768	59,734
NiSource, Inc.	4,374	69,109
OGE Energy Corp.	1,531	59,617
		445,577

Office Electronics - 0.2%
Xerox Corp.	21,592	210,522
Zebra Technologies Corp.*	947	28,031
		238,553

Oil, Gas & Consumable Fuels - 2.0%
Bill Barrett Corp.*	550	16,892
Chesapeake Energy Corp.	10,331	244,225
Cimarex Energy Co.	1,317	78,204
Comstock Resources, Inc.*	733	23,309
Denbury Resources, Inc.*	6,029	101,709
EOG Resources, Inc.	4,018	373,433
EXCO Resources, Inc.	2,724	50,067
Mariner Energy, Inc.*	1,624	24,311
Overseas Shipholding Group, Inc.	428	16,790
Pioneer Natural Resources Co.	1,820	102,502
Plains Exploration & Production Co.*	2,220	66,578
Quicksilver Resources, Inc.*	1,905	26,803
Range Resources Corp.	2,500	117,175
Southern Union Co.	1,663	42,190

Equity Securities - Cont'd	Shares	Value
Oil, Gas & Consumable Fuels - Cont'd
Southwestern Energy Co.*	5,454	$222,087
Spectra Energy Corp.	10,194	229,671
St. Mary Land & Exploration Co.	991	34,497
Whiting Petroleum Corp.*	804	64,995
World Fuel Services Corp.	947	25,228
XTO Energy, Inc.	9,201	434,103
		2,294,769

Paper & Forest Products - 0.1%
Domtar Corp.*	668	43,026
MeadWestvaco Corp.	2,381	60,834
		103,860

Personal Products - 0.4%
Alberto-Culver Co.	1,396	36,505
Avon Products, Inc.	6,807	230,553
Estee Lauder Co.'s, Inc.	1,889	122,540
NBTY, Inc.*	914	43,854
		433,452

Pharmaceuticals - 4.7%
Allergan, Inc.	4,905	320,395
Auxilium Pharmaceuticals, Inc.*	751	23,401
Bristol-Myers Squibb Co.	27,095	723,436
Endo Pharmaceuticals Holdings, Inc.*	1,656	39,231
Forest Laboratories, Inc.*	4,817	151,061
Johnson & Johnson	44,118	2,876,494
Medicis Pharmaceutical Corp.	928	23,348
Perrigo Co.	1,315	77,217
Pfizer, Inc.	64,535	1,106,775
		5,341,358

Professional Services - 0.3%
Dun & Bradstreet Corp.	842	62,662
FTI Consulting, Inc.*	818	32,164
Huron Consulting Group, Inc.*	323	6,557
IHS, Inc.*	712	38,071
Manpower, Inc.	1,245	71,114
Robert Half International, Inc.	2,413	73,427
Towers Watson & Co.	675	32,062
		316,057

Real Estate Management & Development - 0.2%
Brookfield Properties Corp.	4,130	63,437
CB Richard Ellis Group, Inc.*	3,987	63,194
Jones Lang LaSalle, Inc.	653	47,597
St. Joe Co.*	1,462	47,296
		221,524

Equity Securities - Cont'd	Shares	Value
Road & Rail - 0.1%
Con-way, Inc.	759	$26,656
Kansas City Southern*	1,530	55,340
Ryder System, Inc.	822	31,861
		113,857

Semiconductors & Semiconductor Equipment - 4.1%
Advanced Micro Devices, Inc.*	8,946	82,929
Altera Corp.	4,685	113,892
Analog Devices, Inc.	4,746	136,780
Applied Materials, Inc.	21,401	288,485
Atheros Communications, Inc.*	1,095	42,387
Atmel Corp.*	6,408	32,232
Cypress Semiconductor Corp.*	2,469	28,395
Fairchild Semiconductor International, Inc.*	1,934	20,597
Formfactor, Inc.*	739	13,125
Integrated Device Technology, Inc.*	2,670	16,367
Intel Corp.	88,721	1,974,929
Intersil Corp.	1,948	28,752
KLA-Tencor Corp.	2,726	84,288
Lam Research Corp.*	2,015	75,200
Linear Technology Corp.	3,292	93,098
LSI Corp.*	10,284	62,938
Marvell Technology Group Ltd.*	7,782	158,597
MEMC Electronic Materials, Inc.*	3,562	54,605
Microchip Technology, Inc.	2,904	81,777
Micron Technology, Inc.*	13,524	140,514
National Semiconductor Corp.	3,768	54,448
Novellus Systems, Inc.*	1,557	38,925
NVIDIA Corp.*	8,847	153,761
ON Semiconductor Corp.*	6,779	54,232
PMC - Sierra, Inc.*	3,513	31,336
Semtech Corp.*	905	15,774
Silicon Laboratories, Inc.*	721	34,370
Skyworks Solutions, Inc.*	2,670	41,652
Teradyne, Inc.*	2,753	30,751
Tessera Technologies, Inc.*	743	15,068
Texas Instruments, Inc.	19,975	488,788
Varian Semiconductor Equipment Associates, Inc.*	1,158	38,353
Xilinx, Inc.	4,415	112,583
		4,639,928

Software - 5.3%
Adobe Systems, Inc.*	8,361	295,729
ANSYS, Inc.*	1,414	61,000
Autodesk, Inc.*	3,614	106,324
BMC Software, Inc.*	2,948	112,024
CA, Inc.	6,687	156,944
Cadence Design Systems, Inc.*	4,173	27,792
Check Point Software Technologies Ltd.*	2,682	94,031
Citrix Systems, Inc.*	2,901	137,710
Compuware Corp.*	3,562	29,921
Concur Technologies, Inc.*	670	27,477

Equity Securities - Cont'd	Shares	Value
Software - Cont'd
Electronic Arts, Inc.*	5,139	$95,894
FactSet Research Systems, Inc.	691	50,699
Informatica Corp.*	1,392	37,389
Intuit, Inc.*	4,632	159,063
Jack Henry & Associates, Inc.	1,330	32,000
MICROS Systems, Inc.*	1,270	41,758
Microsoft Corp.	124,366	3,640,193
Novell, Inc.*	5,588	33,472
Nuance Communications, Inc.*	3,676	61,169
Parametric Technology Corp.*	1,849	33,374
Progress Software Corp.*	657	20,649
Red Hat, Inc.*	3,002	87,869
Salesforce.com, Inc.*	1,683	125,299
Solera Holdings, Inc.	1,104	42,670
Sybase, Inc.*	1,299	60,559
Symantec Corp.*	13,095	221,567
Synopsys, Inc.*	2,323	51,965
TIBCO Software, Inc.*	2,758	29,759
TiVo, Inc.*	1,727	29,566
VMware, Inc.*	927	49,409
		5,953,275

Specialty Retail - 3.2%
Aaron's, Inc.	696	23,205
Advance Auto Parts, Inc.	1,506	63,131
American Eagle Outfitters, Inc.	2,809	52,023
Bed Bath & Beyond, Inc.*	4,183	183,048
Best Buy Co., Inc.	5,411	230,184
CarMax, Inc.*	3,157	79,304
Chico's FAS, Inc.	2,799	40,362
GameStop Corp.*	2,601	56,988
Gap, Inc.	8,090	186,960
Home Depot, Inc.	27,092	876,426
J Crew Group, Inc.*	831	38,143
Limited Brands, Inc.	4,390	108,082
Lowe's Co.'s, Inc.	23,330	565,519
Office Depot, Inc.*	4,252	33,931
O'Reilly Automotive, Inc.*	2,181	90,969
PetSmart, Inc.	1,970	62,961
RadioShack Corp.	1,995	45,147
Ross Stores, Inc.	1,997	106,780
Signet Jewelers Ltd.*	1,359	43,950
Staples, Inc.	11,522	269,500
Tiffany & Co.	1,980	94,030
TJX Co.'s, Inc.	6,761	287,478
Tractor Supply Co.	577	33,495
Williams-Sonoma, Inc.	1,484	39,014
		3,610,630

Equity Securities - Cont'd	Shares	Value
Textiles, Apparel & Luxury Goods - 0.4%
Deckers Outdoor Corp.*	215	$29,670
Fossil, Inc.*	752	28,380
Jones Apparel Group, Inc.	1,382	26,286
Nike, Inc., Class B	4,375	321,563
Phillips-Van Heusen Corp.	819	46,978
Wolverine World Wide, Inc.	790	23,036
		475,913

Thrifts & Mortgage Finance - 0.4%
First Niagara Financial Group, Inc.	3,000	42,660
Hudson City Bancorp, Inc.	7,695	108,961
New York Community Bancorp, Inc.	6,758	111,777
NewAlliance Bancshares, Inc.	1,496	18,880
People's United Financial, Inc.	5,965	93,293
Washington Federal, Inc.	1,789	36,352
		411,923

Trading Companies & Distributors - 0.3%
Fastenal Co.	2,180	104,618
MSC Industrial Direct Co.	714	36,214
W.W. Grainger, Inc.	986	106,606
Watsco, Inc.	443	25,198
WESCO International, Inc.*	656	22,770
		295,406

Water Utilities - 0.0%
Aqua America, Inc.	2,159	37,934

Wireless Telecommunication Services - 0.6%
American Tower Corp.*	6,403	272,832
Crown Castle International Corp.*	3,945	150,817
Leap Wireless International, Inc.*	996	16,295
MetroPCS Communications, Inc.*	3,986	28,221
NII Holdings, Inc.*	2,646	110,232
SBA Communications Corp.*	1,858	67,018
Syniverse Holdings, Inc.*	1,026	19,976
Telephone & Data Systems, Inc.	764	25,861
		691,252

Total Equity Securities (Cost $101,261,640)		109,728,048

	Principal
U.S. Treasury - 0.6%	Amount	Value
United States Treasury Bills, 7/22/10^	$650,000	$649,737

Total U.S. Treasury (Cost $649,737)		649,737

Time Deposit- 2.6%
State Street Corp. Time Deposit, 0.01%, 4/1/10	2,917,835	2,917,835

Total Time Deposit (Cost $2,917,835)		2,917,835

TOTAL INVESTMENTS (Cost $104,829,212) - 100.1%		113,295,620
Other assets and liabilities, net - (0.1%)		(96,407)
Net Assets - 100%		$113,199,213

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 6,856,574 shares outstanding		$67,808,101
Class B: 348,191 shares outstanding		3,721,851
Class C: 601,583 shares outstanding		6,699,277
Class I: 2,698,496 shares outstanding		36,984,334
Undistributed net investment income		223,714
Accumulated net realized gain (loss) on investments		(10,741,911)
Net unrealized appreciation (depreciation) on investments		8,503,847
Net Assets		$113,199,213

Net Asset Value Per Share
Class A (based on net assets of $73,882,137)		$10.78
Class B (based on net assets of $3,609,480)		$10.37
Class C (based on net assets of $6,233,978)		$10.36
Class I (based on net assets of $29,473,618 )		$10.92
Futures	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Purchased:
E-Mini NASDAQ 100 Index^	22	6/10	$860,530	$8,828
E-Mini S&P 500 Index^	45	6/10	2,621,700	28,611
Total Purchased				$37,439

* Non-income producing security.

^ Futures collateralized by 650,000 units of U.S. Treasury Bills.

Abbreviations:

LLC: Limited Liability Corporation

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2010
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $175)	$791,986

Expenses:
Investment advisory fee	115,197
Transfer agency fees and expenses	72,560
Distribution Plan expenses:
Class A	84,296
Class B	17,344
Class C	28,814
Directors' fees and expenses	6,254
Administrative Fees	99,116
Accounting Fees	8,196
Custodian fees	36,942
Registration fees	25,463
Reports to shareholders	19,931
Professional fees	12,125
Miscellaneous	6,924
Total expenses	533,162
Reimbursement from Advisor:
Class A	(107,772)
Class B	(9,606)
Class C	(9,539)
Class I	(45,433)
Fees paid indirectly	(134)
Net expenses	360,678

Net Investment Income	431,308

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(555,446)
Futures	273,286
(282,160)

Change in unrealized appreciation or (depreciation) on:
Investments	11,524,319
Futures	22
11,524,341

Net Realized and Unrealized Gain
(Loss)	11,242,181

Increase (Decrease) in Net Assets
Resulting From Operations	$11,673,489

See notes to financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Operations:
Net investment income	$431,308	$1,085,655
Net realized gain (loss) on investments	(282,160)	(3,791,552)
Change in unrealized appreciation (depreciation)	11,524,341	3,336,843

Increase (Decrease) in Net Assets
Resulting From Operations	11,673,489	630,946

Distributions to shareholders from:
Net investment income:
Class A shares	(642,883)	(672,772)
Class B shares	(2,892)	(12,747)
Class C shares	(4,249)	(18,924)
Class I shares	(309,011)	(368,607)
Total distributions	(959,035)	(1,073,050)
Capital share transactions:
Shares sold:
Class A shares	7,632,375	35,083,696
Class B shares	181,900	280,055
Class C shares	702,086	960,445
Class I shares	9,593,010	3,666,090
Reinvestment of distributions:
Class A shares	578,033	617,022
Class B shares	2,429	10,697
Class C shares	2,968	12,761
Class I shares	296,826	345,485
Redemption fees:
Class A shares	177	5,228
Shares redeemed:
Class A shares	(5,137,831)	(18,033,264)
Class B shares	(388,987)	(614,939)
Class C shares	(721,267)	(1,030,455)
Class I shares	(4,687,355)	(2,469,774)
Total capital share transactions	8,054,364	18,833,047

Total Increase (Decrease) in Net Assets	18,768,818	18,390,943

Net Assets
Beginning of period	94,430,395	76,039,452
End of period (including undistributed net
investment income of $223,714 and $751,441, respectively)	$113,199,213	$94,430,395

See notes to financial statements.
Capital Share Activity	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Shares sold:
Class A shares	748,965	4,428,001
Class B shares	18,798	37,118
Class C shares	71,603	127,237
Class I shares	925,207	453,418
Reinvestment of distributions:
Class A shares	56,504	84,178
Class B shares	246	1,511
Class C shares	301	1,805
Class I shares	28,679	46,624
Shares redeemed:
Class A shares	(507,792)	(2,208,137)
Class B shares	(40,146)	(80,453)
Class C shares	(73,764)	(139,260)
Class I shares	(467,603)	(291,577)
Total capital share activity	760,998	2,460,465

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Social Index Fund (the "Fund"), the sole series of Calvert Social Index Series, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Effective March 1, 2010, Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At March 31, 2010, no securities were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2010:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities *	$109,728,048	--	--	$109,728,048
U.S. government obligations	--	$649,737	--	649,737
Other debt obligations	--	2,917,835	--	2,917,835
TOTAL	$109,728,048	$3,567,572	--	$113,295,620
Other financial instruments**	$37,439	--	--	$37,439

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

** Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Fund is subject to market risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of securities. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those -estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .225% of the Fund's average daily net assets. Under the terms of the agreement, $21,190 was payable at period end. In addition, $1,133 was payable to the Advisor at period end for reimbursement of operating expenses paid during March 2010.

The Advisor has contractually agreed to limit net annual fund operating expenses for Class A, Class B and Class C through January 31, 2011 and for Class I through January 31, 2016. The contractual expense cap is .75% for Class A, 1.75% for Class B, 1.75% for Class C and .21% for Class I. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .225% for Class A, Class B, and Class C shares and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $18,136 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00%, and 1.00% of the Fund's average daily net assets of Class A, Class B, and Class C, respectively. Class I does not have Distribution Plan expenses. Under the terms of the agreement, $23,575 was payable at period end.

The Distributor received $6,154 as its portion of commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2010.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $13,362 for the period ended March 31, 2010. Under the terms of the agreement, $2,280 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of investments, other than short-term securities, were $12,256,305 and $6,153,882, respectively.

The cost of investments owned at March 31, 2010 for federal income tax purposes was $109,020,633. Net unrealized appreciation aggregated $4,274,987, of which $13,478,007 related to appreciated securities and $9,203,020 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $1,123,572, $900,355, $534,245 and $864,557 at September 30, 2009 may be utilized to offset future capital gains until expiration in September 2011, September 2012, September 2014 and September 2017, respectively.

The Fund intends to elect to defer net capital losses of $2,783,447 incurred from November 1, 2008 through September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2010. For the six months ended March 31, 2010, borrowings by the Fund under the Agreement were as follows:
Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$42,222	1.44%	$2,945,749	February 2010

Note E -- Subsequent Events

In preparing the financial statements as of March 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Financial Highlights
		Periods Ended
		March 31,	September 30,	September 30,
Class A Shares		2010	2009 (z)	2008
Net asset value, beginning		$9.70	$10.44	$13.67
Income from investment operations
Net investment income		.04	.11	.14
Net realized and unrealized gain (loss)		1.14	(.75)	(3.23)
Total from investment operations		1.18	(.64)	(3.09)
Distributions from
Net investment income		(.10)	(.10)	(.14)
Total distributions		(.10)	(.10)	(.14)
Total increase (decrease) in net asset value		1.08	(.74)	(3.23)
Net asset value, ending		$10.78	$9.70	$10.44

Total return*		12.19%	(5.80%)	(22.81%)
Ratios to average net assets:A
Net investment income		.79% (a)	1.34%	1.14%
Total expenses		1.07% (a)	1.16%	1.10%
Expenses before offsets		.75% (a)	.75%	.76%
Net expenses		.75% (a)	.75%	.75%
Portfolio turnover		6%	16%	14%
Net assets, ending (in thousands)		$73,882	$63,609	$44,439

			Years Ended
		September 30,	September 30,	September 30,
Class A Shares		2007 (z)	2006 (z)	2005 (z)
Net asset value, beginning		$12.23	$11.29	$10.43
Income from investment operations
Net investment income	.	.15	.11	.13
Net realized and unrealized gain (loss)		1.41	.92	.84
Total from investment operations		1.56	1.03	.97
Distributions from
Net investment income		(.12)	(.09)	(.11)
Total distributions		(.12)	(.09)	(.11)
Total increase (decrease) in net asset value		1.44	.94	.86
Net asset value, ending		$13.67	$12.23	$11.29

Total return*		12.80%	9.14%	9.31%
Ratios to average net assets:A
Net investment income		1.12%	.96%	1.21%
Total expenses		1.09%	1.22%	1.34%
Expenses before offsets		.77%	.78%	.77%
Net expenses		.75%	.75%	.75%
Portfolio turnover		9%	12%	14%
Net assets, ending (in thousands)		$59,291	$48,265	$44,108

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2010	2009 (z)	2008
Net asset value, beginning	$9.30	$10.01	$13.11
Income from investment operations
Net investment income (loss)	(.02)	.03	.01
Net realized and unrealized gain (loss)	1.10	(.71)	(3.10)
Total from investment operations	1.08	(.68)	(3.09)
Distributions from
Net investment income	(.01)	(.03)	(.01)
Total distributions	(.01)	(.03)	(.01)
Total increase (decrease) in net asset value	1.07	(.71)	(3.10)
Net asset value, ending	$10.37	$9.30	$10.01

Total return*	11.60%	(6.67%)	(23.57%)
Ratios to average net assets:A
Net investment income (loss)	(.21%) (a)	.37%	.14%
Total expenses	2.30% (a)	2.46%	2.11%
Expenses before offsets	1.75% (a)	1.75%	1.76%
Net expenses	1.75% (a)	1.75%	1.75%
Portfolio turnover	6%	16%	14%
Net assets, ending (in thousands)	$3,609	$3,433	$4,117

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2007 (z)	2006 (z)	2005 (z)

Net asset value, beginning	$11.74	$10.87	$10.05
Income from investment operations
Net investment income	.01	**	.02
Net realized and unrealized gain (loss)	1.36	.87	.81
Total from investment operations	1.37	.87	.83
Distributions from
Net investment income	**	--	(.01)
Total distributions	**	--	(.01)
Total increase (decrease) in net asset value	1.37	.87	.82
Net asset value, ending	$13.11	$11.74	$10.87

Total return*	11.68%	8.00%	8.29%
Ratios to average net assets:A
Net investment income (loss)	.12%	(.04%)	.21%
Total expenses	2.08%	2.26%	2.43%
Expenses before offsets	1.77%	1.78%	1.77%
Net expenses	1.75%	1.75%	1.75%
Portfolio turnover	9%	12%	14%
Net assets, ending (in thousands)	$6,036	$4,949	$4,623

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30
Class C Shares	2010	2009 (z)	2008
Net asset value, beginning	$9.29	$10.01	$13.10
Income from investment operations
Net investment income (loss)	(.01)	.03	.01
Net realized and unrealized gain (loss)	1.09	(.72)	(3.09)
Total from investment operations	1.08	(.69)	(3.08)
Distributions from
Net investment income	(.01)	(.03)	(.01)
Total distributions	(.01)	(.03)	(.01)
Total increase (decrease) in net asset value	1.07	(.72)	(3.09)
Net asset value, ending	$10.36	$9.29	$10.01

Total return*	11.60%	(6.80%)	(23.51%)
Ratios to average net assets:A
Net investment income (loss)	(.20%) (a)	.36%	.14%
Total expenses	2.08% (a)	2.23%	1.97%
Expenses before offsets	1.75% (a)	1.75%	1.76%
Net expenses	1.75% (a)	1.75%	1.75%
Portfolio turnover	6%	16%	14%
Net assets, ending (in thousands)	$6,234	$5,607	$6,141

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2007 (z)	2006 (z)	2005 (z)
Net asset value, beginning	$11.73	$10.86	$10.05
Income from investment operations
Net investment income	.01	**	.02
Net realized and unrealized gain (loss)	1.36	.87	.80
Total from investment operations	1.37	.87	.82
Distributions from
Net investment income	**	--	(.01)
Total distributions	**	--	(.01)
Total increase (decrease) in net asset value	1.37	.87	.81
Net asset value, ending	$13.10	$11.73	$10.86

Total return*	11.69%	8.01%	8.19%
Ratios to average net assets:A
Net investment income (loss)	.12%	(.04%)	.21%
Total expenses	1.96%	2.13%	2.30%
Expenses before offsets	1.77%	1.78%	1.77%
Net expenses	1.75%	1.75%	1.75%
Portfolio turnover	9%	12%	14%
Net assets, ending (in thousands)	$8,998	$6,751	$5,542

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2010	2009 (z)	2008
Net asset value, beginning	$9.85	$10.65	$13.92
Income from investment operations
Net investment income	.07	.15	.18
Net realized and unrealized gain (loss)	1.14	(.77)	(3.25)
Total from investment operations	1.21	(.62)	(3.07)
Distributions from
Net investment income	(.14)	(.18)	(.20)
Total distributions	(.14)	(.18)	(.20)
Total increase (decrease) in net asset value	1.07	(.80)	(3.27)
Net asset value, ending	$10.92	$9.85	$10.65

Total return*	12.40%	(5.26%)	(22.34%)
Ratios to average net assets:A
Net investment income	1.34% (a)	1.88%	1.68%
Total expenses	.56% (a)	.63%	.57%
Expenses before offsets	.21% (a)	.21%	.22%
Net expenses	.21% (a)	.21%	.21%
Portfolio turnover	6%	16%	14%
Net assets, ending (in thousands)	$29,474	$21,781	$21,342

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2007 (z)	2006 (z)	2005 (z)
Net asset value, beginning	$12.38	$11.38	$10.59
Income from investment operations
Net investment income	.22	.17	.16
Net realized and unrealized gain (loss)	1.44	.92	.87
Total from investment operations	1.66	1.09	1.03
Distributions from
Net investment income	(.12)	(.09)	(.24)
Total distributions	(.12)	(.09)	(.24)
Total increase (decrease) in net asset value	1.54	1.00	.79
Net asset value, ending	$13.92	$12.38	$11.38

Total return*	13.44%	9.61%	9.76%
Ratios to average net assets:A
Net investment income	1.65%	1.46%	1.50%
Total expenses	.57%	.80%	1.35%
Expenses before offsets	.23%	.26%	.40%
Net expenses	.21%	.24%	.38%
Portfolio turnover	9%	12%	14%
Net assets, ending (in thousands)	$23,120	$12,462	$2,374

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $0.01 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

At a meeting held on December 8, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert Social Index Series, Inc. and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social and governance research and analysis provided by the Advisor to the Fund. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed at the median of its peer group for the one-year period ended June 30, 2009, and underperformed the median of its peer group for the same three- and five-year periods. The data also indicated that the Fund outperformed its Lipper index for the same one-year period and underperformed the Lipper index for the same three- and five-year periods. The Board took into account management's discussion of the Fund's performance and the factors that contributed to such underperformance. The Board noted the Advisor's continued monitoring of the Fund's performance. The Board also took into account the Advisor's discussion of the Fund's role within the Calvert Group of Funds social investment offerings. Based upon its review and in view of management's discussion, the Board concluded that appropriate action was being taken with respect to the Fund's performance.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (after taking into account waivers and/or reimbursements) and total expenses (net of waivers and/or reimbursements) were below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund's peer group. The Board also took into account the Advisor's current undertakings to maintain expense limitations for the Fund, noting that the Advisor was currently reimbursing fund expenses in excess of the entire advisory fee. The Board also noted management's discussion of the Fund's expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social and governance research and analysis provided by the Advisor. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services provided by the Advisor and other factors considered.

The Board reviewed the Advisor's profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund in excess of the entire advisory fee. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund's current size and that the Advisor was currently reimbursing fund expenses in excess of the entire advisory fee. The Board noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Advisor and the Subadvisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Fund's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund's performance during the one-, three- and five-year periods ended June 30, 2009 as compared to the Fund's peer group and noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor and not the Fund. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. In addition, the Board considered comparative fee information. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor's subadvisory fee and the subadvisory fee was negotiated at arm's length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in its consideration, although the Board noted that the subadvisory fee schedule for the Fund contained breakpoints that reduced the subadvisory fee rate on assets above specified levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund's assets in accordance with the Fund's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the Fund's performance; and (f) the Fund's advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Social Index Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
Calvert Tax-Free Bond Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
Global Water Fund
International Opportunities Fund

Balanced and Asset
Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

  The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.
  There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INDEX SERIES, INC.

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek Senior Vice President -- Principal Executive Officer
Date:	June 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
Senior Vice President -- Principal Executive Officer
Date:   June 1, 2010

/s/ D. Wayne Silby
D. Wayne Silby
President -- Principal Executive Officer
Date:  June 1, 2010

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date:  June 1, 2010